UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated March 25, 2011 and filed (by the required date) on March 29, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	CN Hotel Portfolio
	(Winston-Salem, North Carolina Hampton Inn & Suites; Matthews, North Carolina Fairfield Inn & Suites; Columbia, South Carolina TownePlace Suites and Jacksonville, North Carolina Home2 Suites)

	(Audited)

	Independent Auditors’ Report	3
	Combined Balance Sheets – December 31, 2010 and 2009	4
	Combined Statements of Operations – For the Years Ended December 31, 2010 and 2009	5
	Combined Statements of Cash Flows – For the Years Ended December 31, 2010 and 2009	6
	Notes to Combined Financial Statements	7

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	15
	Notes to Pro Forma Condensed Consolidated Balance Sheet	17
	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	18
	Notes to Pro Forma Condensed Consolidated Statement of Operations	20

(c)	Shell company transactions.

	Not Applicable

(d)	Exhibits.

	None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Apple REIT Ten, Inc.

We have audited the accompanying combined balance sheets of CN Hotel Portfolio (the Hotels) as of December 31, 2010 and 2009, and the related combined statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Hotels’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CN Hotel Portfolio as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Gerald O. Dry, PA

GERALD O. DRY, PA
Certified Public Accountants
Concord, North Carolina

May 1, 2011

CN HOTEL PORTFOLIO
Combined Balance Sheets
December 31, 2010 and 2009

	2010	2009

ASSETS

Investment in hotels, net of accumulated depreciation of $598,835 and $161,589, respectively (Note B)	$21,383,811	$14,991,431
Cash and cash equivalents	197,733	333,851
Accounts receivable	172,567	33,900
Intangible assets, net of accumulated amortization of $29,567 and $3,318, respectively (Note E)	262,256	214,322
Other assets	26,265	10,200

TOTAL ASSETS	$22,042,632	$15,583,704

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Mortgages payable (Note C)	$15,612,329	$10,009,411
Accounts payable and accrued expenses	331,316	568,513

TOTAL LIABILITIES	15,943,645	10,577,924

OWNERS’ EQUITY	6,098,987	5,005,780

TOTAL LIABILITIES AND OWNERS’ EQUITY	$22,042,632	$15,583,704

See independent auditors’ report & notes to combined financial statements.

CN HOTEL PORTFOLIO
Combined Statements of Operations
For the Years Ended December 31, 2010 and 2009

	2010	2009

Revenues

Rooms	$3,338,812	$1,100,673
Other	59,176	23,993

Total revenues	3,397,988	1,124,666

Expenses
Hotel administration	34,164	57,967
Property maintenance	47,661	92,198
Property operations	650,563	138,793
Utilities	239,980	91,960
Credit card fees	86,818	31,927
Depreciation and amortization	463,495	164,907
Management and franchise fees	494,190	299,253
Taxes, insurance and other	233,843	54,875
Commissions	49,014	27,380
Advertising	22,192	13,063

Total expenses	2,321,920	972,323

Other income (expense)
Interest income	914	483
Interest expense	(325,246)	(73,746)

Total other income (expense)	(324,332)	(73,263)

Net income	$751,736	$79,080

See independent auditors’ report & notes to combined financial statements.

CN HOTEL PORTFOLIO
Combined Statements of Cash Flows
For the Years Ended December 31, 2010 and 2009

	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$751,736	$79,080
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	463,495	164,907
(Increase) decrease in accounts receivable	(138,667)	(33,900)
(Increase) decrease in intangible assets	—	(10,000)
(Increase) decrease in other non-current assets	(16,065)	(10,200)
Increase (decrease) in accounts payable and accrued expenses	(237,197)	(135,922)

NET CASH PROVIDED BY OPERATING ACTIVITIES	823,302	53,965

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of capital assets (net)	(6,829,626)	(8,140,608)

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(6,829,626)	(8,140,608)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on mortgages payable	6,088,575	7,477,771
Principal payments on mortgages payable	(485,657)	(154,706)
Additional owner equity investments	1,091,471	960,000
Distributions (net)	(750,000)	—
Payment for debt issue costs	(74,183)	—

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	5,870,206	8,283,065

NET INCREASE IN CASH	(136,118)	196,422

CASH AT BEGINNING OF YEAR	333,851	137,429

CASH AT END OF YEAR	$197,733	$333,851

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:

Cash paid for interest	$487,093	$235,575

See independent auditors’ report & notes to combined financial statements.

CN HOTEL PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2010 and 2009

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of CN Hotel Portfolio (the Hotels) is presented to assist in understanding the Hotels’ financial statements. The financial statements and notes are representations of the Hotels’ management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of Business and Organization

The accompanying combined financial statements present the financial information of the following properties of the Hotels:

Columbia East Hospitality, Inc. is a South Carolina corporation which was formed on February 21, 2007, for the purpose of developing a TownePlace Suites by Marriott and operating the hotel under a management agreement with CN Hotels, Inc. (the Manager). The hotel is located in Columbia, South Carolina and opened in May, 2009.

Independence Hospitality, Inc. is a North Carolina corporation which was formed on February 18, 2008, for the purpose of developing a Fairfield Inn and Suites by Marriott and operating the hotel under a management agreement with CN Hotels, Inc. (the Manager). The hotel is located in Charlotte, North Carolina and opened in November, 2010.

Yogi Hotel, Inc. is a North Carolina corporation which was formed on July 10, 2007, for the purpose of developing a Hampton Inn and Suites by Hilton and operating the hotel under a management agreement with CN Hotels, Inc. (the Manager). The hotel is located in Winston Salem, North Carolina and opened in April, 2010.

Onslow Hospitality, Inc. is North Carolina corporation which was formed on June 4, 2007, for the purpose of developing a Home2 Suites by Hilton and operating the hotel under a management agreement with CN Hotels, Inc. (the Manager). The hotel is located in Jacksonville, North Carolina and is currently under construction.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Principles of Combination

The accompanying financial statements of CN Hotel Portfolio include the accounts of Columbia East Hospitality, Inc., Independence Hospitality, Inc., Yogi Hotel, Inc. and Onslow Hospitality, Inc. (collectively the Hotels). The Hotels are separate legal entities that share management and common ownership. All significant related balances and transactions have been eliminated in combination.

Method of Accounting

The Hotels report assets, liabilities, revenues and expenses using the accrual method of accounting.

The Hotels have evaluated subsequent events, as defined by the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 855-50, through the date that the financial statements were available to be issued on May 1, 2011.

Cash and Cash Equivalents

The Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

At times, the Hotels may have cash on deposit with financial institutions in excess of the Federal Deposit Insurance Corporation (FDIC) limit ($250,000 as of December 31, 2010 and 2009). At December 31, 2010 and 2009, the Hotels had no cash balances in excess of the FDIC insurance limit.

Accounts Receivable and Allowance for Doubtful Accounts

The Hotels report trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables. Once receivables are determined to be uncollectible, they are written off through a charge against operations.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment in Hotel Property

The investment in hotels is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The principal ranges of estimated useful lives of the assets are as follows:

Buildings	39 to 40 years
Furniture, fixtures and equipment	5 to 10 years

Impairment of Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell. To date, no impairment losses have been recorded.

Franchise Fees

Franchise fees are amortized on a straight-line basis, which approximates the effective interest method, over the term of the agreement commencing on the hotel opening dates.

Loan Origination Costs

Permanent loan costs are amortized on a straight-line basis, which approximates the effective interest method, over the terms of the respective mortgages.

Revenue Recognition

Revenue is recognized when earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the franchise agreements and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $22,192 and $13,063, for the years ended December 31, 2010 and 2009, respectively.

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements. The owners are required to include their respective share of the Hotels’ profits or losses in their individual tax returns. The tax returns, the status of the Hotels as such for tax purposes, and the amount of allowable income or loss are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Hotels’ status or in changes to allowable income or loss, the tax liability of the owners would be changed accordingly.

The Hotels account for uncertainty in income taxes pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740-10, Income Taxes. This guidance contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

As of December 31, 2010, the Hotels had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and no interest or penalties related to income taxes. The federal and state income tax years of 2007 through 2010 remain subject to examination as of December 31, 2010.

Lodging and Sales Taxes

The Hotels collect various taxes from customers and remit these amounts to applicable taxing authorities. The Hotels’ accounting policy is to exclude these taxes from revenues and cost of sales.

Note A - Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from these estimates.

Note B – Investment in Hotel Properties

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2010 and 2009:

	2010	2009

Land and land improvements	$3,038,000	$3,038,000
Building and improvements	17,088,289	5,026,761
Furniture and fixtures	964,407	594,435
Machinery and equipment	603,405	324,016
Construction in progress	288,545	6,169,808

	21,982,646	15,153,020
Less accumulated depreciation	(598,835)	(161,589)

Investment in hotels, net	$21,383,811	$14,991,431

Depreciation expense was $437,246 and $161,589 for the years ended December 31, 2010 and 2009, respectively.

Note C– Mortgages Payable

Mortgages payable at December 31, 2010 and 2009, consisted of the following:

	2010	2009

TownePlace Suites – Columbia: Commercial note with BB&T Bank, payable in monthly installments of $36,316 including interest at a variable rate equal to the sum of the effective one month LIBOR plus 2.25% (2.51% and 2.48% at December 31, 2010 and 2009, respectively) through December 2013.	$4,632,646	$4,945,881

Hampton Inn and Suites – Winston Salem: Commercial note with Southern Community Bank and Trust, payable in monthly installments of $50,880 including interest at a variable rate equal to the sum of the effective three month LIBOR plus 2.0%, but not less than 5.0% (5.0% at both December 31, 2010 and 2009) through June 2015.	6,143,043	5,063,530

Fairfield Inn and Suites – Charlotte: Commercial note with RBC Bank, payable in monthly interest only payments at 4.5% through October 2012.	4,836,640	0

	$15,612,329	$10,009,411

Future maturities of notes payable are as follows:

Year ending December 31,	Amount

2011	$5,441,040
2012	652,944
2013	4,326,895
2014	359,139
2015 and thereafter	4,832,311

$15,612,329

On August 24, 2010, Onslow Hospitality, Inc. entered into a construction loan with Carter Bank & Trust whereby $5,000,000 was to be available in funds to construct the Home2 Suites hotel in Jacksonville, North Carolina. At December 31, 2010, no amounts were outstanding on the construction loan which bears interest at 7.25%.

Note C– Mortgages Payable (continued)

The mortgages payable are secured by the related hotel property and equipment.

Interest of $161,332 and $172,387 was capitalized in the years ended December 31, 2010 and 2009, respectively.

Note D – Changes in Equity

Changes in the Hotels’ equity accounts during 2010 and 2009 are summarized below:

	2010	2009

Equity at beginning of year	$5,005,780	$3,966,700

Net income	751,736	79,080
Additional capital contributions	1,091,471	960,000
Distributions (net)	(750,000)	0

Equity at end of year	$6,098,987	$5,005,780

Note E – Intangible Assets

Franchise Fees

Franchise fees totaling $100,000 and $50,000 have been paid to Hilton Hotels and Marriott International, respectively, as of December 31, 2010.

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (such as cleanliness, management and advertising) and construction quality and design. There are agreements with Hilton Hotels and Marriott International. These agreements cover an initial term of 20 years with varying renewal terms. The agreements provide for payment of royalty, advertising and other fees, which are calculated monthly and are approximately 5% to 7% of gross rental revenues. Royalty and related fees totaled $ 281,135 and $ 60,734 for the years ended December 31, 2010 and 2009, respectively.

Loan Costs

Permanent loan costs totaling $141,823 and $67,640 have been paid as of December 31, 2010 and 2009, respectively.

Note E – Intangible Assets (continued)

Estimated aggregate amortization expenses for franchise and loan fees are as follows:

Year ending December 31:	Franchise Fees	Loan Fees

2011	$5,000	$43,356
2012	7,500	11,401
2013	7,500	11,401
2014	7,500	5,712
2015 and thereafter	120,625	42,736

	$148,125	$114,606

Total amortization expense was $26,249 and $3,318 for the years ended December 31, 2010 and 2009, respectively.

Note F – Related Parties

The Hotels are subject to management agreements with CN Hotels, Inc., which cover an unstated term. The agreements provide for payment of external start-up support and payroll related fees as well as management fees equal to approximately 4% of gross rental revenues assessed periodically. Management fees of $213,055 and $238,519 were expensed in 2010 and 2009, respectively. There were no amounts due to CN Hotels, Inc. at December 31, 2010 and 2009.

Note G – Subsequent Events

In February 2011, the Hotels entered into contracts to sell the real and personal property of Columbia East Hospitality, Inc., Yogi Hotel, Inc., Independence Hospitality, Inc. and Onslow Hospitality, Inc. to Apple Ten Hospitality Ownership, Inc. for a gross purchase price of $43,500,000. The hotel sales were closed in March 2011, with the exception of the Onslow Hospitality, Inc. hotel sale, which was not final as of the date that the financial statements were available to be issued on May 1, 2011.

The South Carolina Department of Revenue is currently conducting an audit of the Hotels’ sales and use (occupancy) tax returns for the 2009 and 2010 tax years. Although the outcome of tax audits is always uncertain, currently, management does not anticipate material adjustments resulting from this audit. Management expects the sales and use tax audit to be resolved in 2011.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

	Total	$102.0

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC and Newport Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2010 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of December 31, 2010 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$—	$102,247	(A)	$102,247
Cash and cash equivalents	124	76	(D)	200
Other assets	868	83	(C)	951

Total Assets	$992	$102,406		$103,398

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable	$400	(400)	(E)	$—
Accounts payable and accrued expenses	575	117	(C)	692

Total Liabilities	975	(283)		692

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	—	104,978	(E)	104,978
Accumulated deficit	(31)	(2,289)	(B)	(2,320)

Total Shareholders’ Equity	17	102,689		102,706

Total Liabilities and Shareholders’ Equity	$992	$102,406		$103,398

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the five properties that have been, or will be purchased after December 31, 2010 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Denver, CO Hilton Garden Inn	Winston-Salem, NC Hampton Inn & Suites	Matthews, NC Fairfield Inn & Suites	Columbia, SC TownePlace Suites	Jacksonville, NC Home2 Suites	Total Combined

Purchase price per contract	$58,500	$11,000	$10,000	$10,500	$12,000	$102,000
Other capitalized costs (credits) incurred	47	50	50	50	50	247

Investment in hotel properties	58,547	11,050	10,050	10,550	12,050	102,247	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	1,170	220	200	210	240	2,040	(B)
Other acquisition related costs	89	24	31	45	60	249	(B)
Net other assets/(liabilities) assumed	44	(17)	(3)	(34)	(24)	(34)	(C)

Total purchase price	$59,850	$11,277	$10,278	$10,771	$12,326	$104,502

Less: Cash on hand at December 31, 2010						(124)
Plus: Working capital requirements						200

						76	(D)

Plus: Payoff of note payable						400	(E)

Equity proceeds needed for acquisitions, working capital and payoff of note payable						$104,978	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and accrued property taxes.

(D)	Represents the increase of cash and cash equivalents by the amount required for working capital.

(E)	Represents the issuance of additional shares required to fund working capital, payoff of note payable and fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

	Total	$102.0

This Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC and Newport Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$—	$8,978	$3,339	$—		$12,317
Other revenue	—	2,372	59	—		2,431

Total revenue	—	11,350	3,398	—		14,748

Expenses
Operating expenses	—	3,798	1,097	—		4,895
General and administrative	28	1,635	34	200	(B)	1,897
Management and franchise fees	—	1,003	494	—		1,497
Taxes, insurance and other	—	374	234	—		608
Acquisition related costs	—	—	—	1,989	(H)	1,989
Depreciation of real estate owned	—	1,325	463	(1,788)	(C)	2,218
				2,218	(D)
Interest, net	3	753	324	(1,081)	(E)	(1)

Total expenses	31	8,888	2,646	1,538		13,103

Income tax expense	—	—	—	—	(G)	—

Net income (loss)	$(31)	$2,462	$752	$(1,538)		$1,645

Basic and diluted earnings per common share	$(3,083.50)					$0.19

Weighted average common shares outstanding - basic and diluted	—			8,707	(F)	8,707

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, two properties began operations subsequent to January 1, 2010, and one property remained under construction as of December 31, 2010. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Winston-Salem, NC Hampton Inn & Suites, opened April 2010, Matthews, NC Fairfield Inn & Suites opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

May 17, 2011